                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Select Equity Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B, C, R, Investment, Institutional and Premier

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R, Institutional Class, Investment Class and Premier Class shares are not subject to sales charges.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming Class A, Investment Class and Institutional Class shares held less than 60 days had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the Life of Fund periods shown for Class A, B, C, R and Institutional shares and during all periods shown for the Premier Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and Class R shares prior to their inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder International Select Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	7.31%	10.33%	7.17%	-2.85%	10.36%
Class B	6.86%	9.50%	6.33%	-3.71%	9.45%
Class C	6.86%	9.50%	6.29%	-3.71%	9.45%
Class R	7.20%	10.08%	6.86%	-3.19%	10.06%
Institutional Class	7.47%	10.60%	7.38%	-2.71%	10.62%
MSCI EAFE Index+	8.71%	14.95%	10.51%	-.55%	4.94%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Average Annual Total Returns as of 4/30/05
Scudder International Select Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Investment Class	7.28%	10.33%	7.14%	-2.98%	3.36%
MSCI EAFE Index+	8.71%	14.95%	10.51%	-.55%	.69%
Scudder International Select Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class***
Premier Class	7.57%	10.85%	7.63%	-2.51%	-4.31%
MSCI EAFE Index+	8.71%	14.95%	10.51%	-.55%	-.84%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.

*** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class	Premier Class
Net Asset Value:
4/30/05	$ 10.83	$ 10.62	$ 10.62	$ 18.83	$ 19.13	$ 19.08	$ 18.98
10/31/04	$ 10.21	$ 9.97	$ 9.97	$ 17.73	$ 18.00	$ 18.00	$ 17.92
Distribution Information:
Six Months: Income Dividends as of 4/30/05	$ .12	$ .04	$ .04	$ .21	$ .16	$ .26	$ .30

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Select Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,399	$11,601	$8,156	$25,164
	Average annual total return	3.99%	5.07%	-3.99%	9.70%
Class B	Growth of $10,000	$10,650	$11,821	$8,235	$24,600
	Average annual total return	6.50%	5.73%	-3.81%	9.45%
Class C	Growth of $10,000	$10,950	$12,008	$8,278	$24,600
	Average annual total return	9.50%	6.29%	-3.71%	9.45%
Class R	Growth of $10,000	$11,008	$12,203	$8,504	$26,002
	Average annual total return	10.08%	6.86%	-3.19%	10.06%
MSCI EAFE Index+	Growth of $10,000	$11,495	$13,498	$9,730	$16,124
	Average annual total return	14.95%	10.51%	-.55%	4.94%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Growth of an Assumed $1,000,000 Investment
[] Scudder International Select Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,106,000	$1,238,100	$871,400	$2,732,000
	Average annual total return	10.60%	7.38%	-2.71%	10.62%
MSCI EAFE Index+	Growth of $1,000,000	$1,149,500	$1,349,800	$973,000	$1,612,400
	Average annual total return	14.95%	10.51%	-.55%	4.94%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Comparative Results as of 4/30/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$11,033	$12,297	$8,598	$11,992
	Average annual total return	10.33%	7.14%	-2.98%	3.36%
MSCI EAFE Index+	Growth of $10,000	$11,495	$13,498	$9,730	$10,383
	Average annual total return	14.95%	10.51%	-.55%	.69%

The growth of $10,000 is cumulative.

** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.

Comparative Results as of 4/30/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class***
Premier Class	Growth of $5,000,000	$5,542,500	$6,233,000	$4,404,000	$3,983,500
	Average annual total return	10.85%	7.63%	-2.51%	-4.31%
MSCI EAFE Index+	Growth of $5,000,000	$5,747,500	$6,749,000	$4,865,000	$4,787,500
	Average annual total return	14.95%	10.51%	-.55%	-.84%

The growth of $5,000,000 is cumulative.

The minimum initial investment for Premier Class shares is $5,000,000.

*** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	148	of	193	77
3-Year	52	of	170	31
5-Year	52	of	124	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder International Select Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	7.35%	10.38%	7.18%	-2.89%	10.41%
MSCI EAFE Index+	8.71%	14.95%	10.51%	-.55%	4.94%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Net Asset Value
Class S
Net Asset Value:
4/30/05	$ 19.08
2/28/05 (commencement of operations for Class S)	$ 20.09

Growth of an Assumed $10,000 Investment
[] Scudder International Select Equity Fund — Class S [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,038	$12,312	$8,634	$26,827
	Average annual total return	10.38%	7.18%	-2.89%	10.41%
MSCI EAFE Index+	Growth of $10,000	$11,495	$13,498	$9,730	$16,124
	Average annual total return	14.95%	10.51%	-.55%	4.94%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Premier Class and Class S shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class S**
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,073.10	$ 1,068.60	$ 1,068.60	$ 1,072.00	$ 949.70
Expenses Paid per $1,000*	$ 6.79	$ 10.62	$ 10.62	$ 8.07	$ 2.07
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S**
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,018.25	$ 1,014.53	$ 1,014.53	$ 1,017.01	$ 1,006.23
Expenses Paid per $1,000*	$ 6.61	$ 10.34	$ 10.34	$ 7.85	$ 2.13
Actual Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,072.80	$ 1,074.70	$ 1,075.70
Expenses Paid per $1,000*	$ 6.73	$ 5.50	$ 4.63
Hypothetical 5% Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,018.30	$ 1,019.49	$ 1,020.33
Expenses Paid per $1,000*	$ 6.56	$ 5.36	$ 4.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S**
Scudder International Select Equity Fund	1.32%	2.07%	2.07%	1.57%	1.27%
Annualized Expense Ratios	Investment Class	Institutional Class	Premier Class
Scudder International Select Equity Fund	1.31%	1.07%	.90%

** For the period February 28, 2005 (commencement of operations) to April 30, 2005.

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Portfolio Manager Alex Tedder discusses Scudder International Select Equity Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did the international stock markets perform during the past six months?

A:  International equities were strong performers over the past six months, as the environment was favorable on many fronts. Corporate news flow and earnings reports were positive and helped restore investor enthusiasm for equities. Further benefiting US investors in non-US equities was the approximately 2% decline in the US dollar versus the basket of currencies that underlies the stocks included in the MSCI EAFE benchmark. (Since foreign shares are denominated in local-country currencies, a gain in the value of the currency helps increase the value of the investment in US dollar terms.)

Despite the generally positive environment for international equities, concerns remained regarding possible geopolitical and economic disruptions. The potential for a global economic slowdown, which would erode the strength of the US consumer, was led by the high price of oil, the weakening of the US dollar and China's attempts to cool its economic pace. Investors tended to favor stocks perceived to be more conservative and that paid dividends, helping value stocks continue to outperform their growth counterparts. This was reflected in the fact that the top-performing industry groups were the traditional "safe havens" — the higher-yielding consumer staples, utilities and energy sectors — while on the other end of the spectrum, the higher-risk technology sector lagged the performance of the broader MSCI EAFE Index by roughly 10%.

On a regional basis, the European markets outpaced Asia. Japan lagged during the second half of the period as investor concerns about the impact of a strong yen on exporters outweighed the positive news of strong industrial production results and a six-year high in Japanese business confidence. The Japanese recovery has been uneven despite positive economic indicators, and at the beginning of the year, Japan once again fell into a recession as overall economic growth for 2004 was modestly negative. Stocks in the emerging markets performed particularly well, generally benefiting from growth in domestic consumption, rising returns on equity and strong investment inflows. We believe emerging markets are still compelling from a long-term investment perspective even though they remain vulnerable to potential shocks.

Q:  How did the fund perform in this environment?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005 was 7.31%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 9 for complete performance information.) For the period, the MSCI EAFE Index (the fund's benchmark) returned 8.71%, and the average return of the 193 funds in the Lipper International Large Cap Core Funds category was 7.37%.1

1 Source: Lipper Inc. The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. It is not possible to invest directly in a Lipper category.

The fund trailed its benchmark, but was in line with its peer group for the period. The relative weakness of the fund was due to its growth orientation in comparison with the EAFE benchmark, which has more of a value bias. Additionally, the fund's large-cap focus was penalized by the outperformance of small-cap stocks within the benchmark. Still, we believe that the best way to achieve long-term outperformance is to stay true to our approach, emphasizing companies with quality and sustainable growth of cash flow and strong business models or franchises that allow them pricing power. Examples of such companies are natural price leaders in industries with high barriers to entry, companies in regulated industries or that benefit from state monopolies, and companies with dominant brand or service franchises. We believe companies that can continue to sustain their growth will be recognized by investors as global economic growth slows.

Q:  What elements of the fund's positioning contributed to its performance?

A:  Our bottom-up stock-selection process means that the fund may deviate from the country or sector allocations of the benchmark. This is not to say that we are not aware of how the fund is positioned in relation to the benchmark, but we are in no means managing the portfolio by striving to adhere closely to it.

The largest detractor from performance during the period was the fund's significant underweight to the United Kingdom. Specifically, the fund was hurt by underweights in UK financials. Our longer-term view, however, is that the UK interest rate cycle has peaked. The past rate hikes have slowed the housing market as intended, and correspondingly the UK consumer has slowed, as has financial services lending activity. The UK consumer is highly indebted and is sensitive to changes in interest rates and diminution of the "wealth effect" from any resultant decline in housing values. All of these factors are negatives for UK financial stocks, in our view. The fund is slightly overweight in financials overall, with an emphasis on the less mature markets such as Greece, India and Asia, where we see greater potential for credit and loan growth and the expansion of product offerings in underbanked markets.

Similarly, an underweight in UK major oil stocks negatively affected performance as the group rallied on expectations that oil prices will remain high. As managers of a growth-oriented fund, we focus within the energy sector on companies with a compelling growth profile. Holdings included emerging markets oil stocks such as PetroChina and OAO Gazprom (ADR) (Russia) and developed-market oil stocks such as Total SA (France) and Eni SpA (Italy), which have broad geographic development opportunities in locales such as Africa. (As of April 30, 2005, the position in PetroChina was sold.)

Q:  What factors helped performance?

A:  The information technology (IT) sector has been the worst-performing sector within the index for most recent periods, but it has consistently been among the best-performing sectors for the fund. Our stock selection model has enabled us to identify strong businesses within this currently shunned sector, resulting in our IT sector selections returning in excess of 15% more than the IT sector return within the benchmark during the past six months. Top-performing stocks included Indra Sistemas SA, a Spanish IT services company that has a dominant business domestically and expansion opportunities in Spanish language financial software in Latin America. Samsung Electronics Co., Ltd. GDR, a longtime fund holding that is based in Korea, has gained market share and maintained earnings growth in semiconductor chips and liquid crystal display screens despite a highly competitive environment.

Similarly, the health care sector has been a weak performer in both the benchmark and the fund in recent periods. In the latter half of this period, however, a recovery was sparked by the combination of strong first-quarter earnings results as well as positive company-specific news flow. Fund holdings that benefited were Roche Holding AG, Smith & Nephew PLC and GlaxoSmithKline PLC. Roche announced a 17% jump in first-quarter sales on high demand for cancer and flu drugs and positive guidance on the company's forecasted profit margins. The stock was further bolstered following the release of new data indicating that Avastin, its colorectal cancer drug, may also be successful in treating breast cancer. Smith & Nephew rebounded strongly after being subpoenaed at the end of March by the US Department of Justice, which is reviewing all major reconstructive manufacturers' agreements with orthopedic surgeons regarding hip and knee replacements. Meanwhile, GlaxoSmithKline's first-quarter results rose 16% due largely to the company's cost-cutting initiatives.

An overweight in Continental Europe (which excludes the United Kingdom and Eastern Europe) was positive in the aggregate. Despite structural inefficiencies and rising levels of unemployment within Europe, there are many pockets of sustained growth on the continent. As an example, Spain — where the fund is highly overweight — has continually outpaced the gross domestic product growth (and market returns) of the greater European continent. The fund's holdings within Spanish industrials, information technology, consumer goods and utilities all positively contributed to relative performance. The fund is also overweight in several other higher-growth markets, including Ireland and Greece.

Q:  What is your broad view of the international stock markets for the rest of 2005?

A:  We believe the best of the cyclical upturn in corporate earnings has passed. The recovery in earnings momentum that drove international markets in 2003, and partly in 2004, appears now to be over. We believe current earnings estimates are too high, particularly for stocks in Europe, and we anticipate downgrades. In addition, the valuation of the international markets, at 19x future earnings and 17.4x on current earnings, is above its long-term average of 16x (this figure excludes the vagaries of the Japanese bull market or the technology, media and telecom bubble).2 Given the environment of slowing earnings momentum, it is hard to imagine that valuations will rise significantly from here.3 Taking these factors together, we believe that the market will begin to look for strong and sustainable operational earnings, as opposed to earnings that are more the result of broader worldwide economic trends.

2 Source: Factset

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth. The P/E ratio is the price an investor must pay for a dollar of earnings. For example, a company with a $10 stock price and $1 of earnings per share has a P/E of 10. A lower P/E is seen as an indication of value, compared with a higher P/E.

With cash flows at high levels and corporations' reinvestment opportunities constrained by softening demand, we expect merger and acquisition (M&A) activity to return to the corporate agenda in 2005. While we do not seek to invest actively in potential M&A deals, it seems clear to us that at this stage in the current economic cycle there is a high probability of consolidation in a number of industries. For example, in the financials sector in both Europe and Japan there are a number of large companies whose growth within their own markets is constrained. We would expect them to force consolidation where there is merit or attempt to buy growth by acquiring smaller entities in other markets such as emerging Europe. There could be significant opportunities for patient investors in these markets, especially given that, in our view, many smaller banks in Europe remain outstanding investments in their own right.

While our overall expectations are modest, they are by no means pessimistic. In contrast, we are extremely optimistic about the prospects for growth stocks in the current environment. In our view, companies that are able to deliver good revenue and earnings growth in difficult economic circumstances will be rewarded by the market. We therefore continue to focus on areas where positive returns are likely to be maintained.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04

Continental Europe	60%	50%
Japan	17%	22%
United Kingdom	14%	16%
Asia (excluding Japan)	6%	10%
Australia	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stock)	4/30/05	10/31/04

Financials	25%	26%
Industrials	15%	12%
Consumer Discretionary	13%	13%
Health Care	10%	10%
Energy	9%	10%
Information Technology	9%	6%
Materials	6%	5%
Telecommunication Services	5%	9%
Utilities	4%	5%
Consumer Staples	4%	4%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (30.3% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.9%
2. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	3.5%
3. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.2%
4. Eni SpA Provider of oilfield and engineering services	Italy	3.1%
5. ING Groep NV Provider of financial services to individuals	Netherlands	3.0%
6. Telefonica SA Provider of telecommunication services	Spain	2.8%
7. Credit Suisse Group Provider of universal banking services	Switzerland	2.8%
8. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.7%
9. Lloyds TSB Group PLC Offers banking and financial services	United Kingdom	2.7%
10. Canon, Inc. Producer of visual image and information equipment	Japan	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.9%
Australia 2.6%
Australia & New Zealand Banking Group Ltd. (Cost $30,213,590)	1,941,800	32,843,924
Austria 0.7%
Wienerberger AG (Cost $10,003,541)	221,592	9,371,283
Denmark 1.2%
A P Moller — Maersk AS (Cost $16,251,429)	1,696	14,986,937
Finland 3.5%
Fortum Oyj (d)	1,641,200	24,847,604
Neste Oil Oyj* (d)	312,125	6,972,787
Nokia Oyj	781,800	12,493,702
(Cost $49,682,440)		44,314,093
France 9.2%
Christian Dior SA	293,619	20,483,171
Schneider Electric SA	357,100	25,710,554
Total SA	219,540	48,720,661
Vivendi Universal SA* (d)	720,300	21,399,638
(Cost $101,115,083)		116,314,024
Germany 8.1%
Adidas-Salomon AG	105,700	16,382,899
E.ON AG (d)	347,337	29,276,436
Hypo Real Estate Holdings AG*	700,200	29,077,266
Metro AG (d)	519,000	27,413,119
(Cost $80,750,884)		102,149,720
Greece 2.2%
Alpha Bank AE (Cost $23,520,751)	854,480	27,573,285
Hong Kong 2.2%
Esprit Holdings Ltd. (Cost $25,308,994)	3,637,000	27,226,382
India 1.4%
State Bank of India (GDR) (Cost $17,158,688)	484,237	17,587,519
Ireland 4.3%
Anglo Irish Bank Corp. PLC	1,543,200	17,813,846
CRH PLC	1,255,445	31,148,489
Paddy Power PLC	312,821	5,456,574
(Cost $49,808,589)		54,418,909
Italy 5.3%
Banca Intesa SpA (d)	5,643,100	26,997,830
Eni SpA	1,576,201	39,586,234
(Cost $52,068,757)		66,584,064
Japan 17.0%
Canon, Inc.	634,300	33,082,591
Credit Saison Co., Ltd.	817,800	27,998,985
Daito Trust Construction Co., Ltd.	647,000	25,931,460
Honda Motor Co., Ltd.	641,300	30,902,064
JFE Holdings, Inc. (d)	713,700	19,806,398
Kirin Brewery Co., Ltd.	2,935,100	28,623,825
Mitsubishi Corp.	2,140,700	29,330,449
Mitsubishi Tokyo Financial Group, Inc.	2,178	18,921,680
(Cost $181,786,510)		214,597,452
Korea 2.7%
Samsung Electronics Co., Ltd. (GDR), 144A (Cost $24,728,375)	149,750	33,899,222
Netherlands 7.3%
European Aeronautic Defence & Space Co. (d)	810,258	23,063,967
ING Groep NV	1,383,777	37,941,099
TPG NV	1,159,100	31,525,783
(Cost $90,865,513)		92,530,849
Russia 1.6%
OAO Gazprom "S" (ADR), 144A (Cost $19,320,330)	600,342	20,262,763
Spain 7.5%
Grupo Ferrovial SA	488,400	27,845,074
Indra Sistemas SA	1,784,876	30,888,499
Telefonica SA	2,114,247	35,952,467
(Cost $81,518,649)		94,686,040
Switzerland 8.0%
Credit Suisse Group (Registered) (d)	833,100	35,069,417
Nestle SA (Registered) (d)	81,970	21,525,409
Roche Holding AG (d)	364,300	44,072,865
(Cost $78,371,045)		100,667,691
United Kingdom 14.1%
AstraZeneca PLC	429,006	18,810,955
GlaxoSmithKline PLC	1,591,900	40,068,785
Lloyds TSB Group PLC	3,915,800	33,628,185
Man Group PLC	291,500	6,787,559
Rio Tinto PLC	563,100	16,982,162
Smith & Nephew PLC	1,972,363	20,305,296
Vodafone Group PLC	11,963,600	31,226,965
WPP Group PLC	916,486	9,974,232
(Cost $166,678,107)		177,784,139
Total Common Stocks (Cost $1,099,151,275)		1,247,798,296

Securities Lending Collateral 14.7%
Scudder Daily Assets Fund Institutional, 2.94% (c) (e) (Cost $185,705,955)	185,705,955	185,705,955

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $10,942,224)	10,942,224	10,942,224
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,295,799,454) (a)	114.5	1,444,446,475
Other Assets and Liabilities, Net	(14.5)	(182,588,448)
Net Assets	100.0	1,261,858,027

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,304,011,077. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $140,435,398. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $166,685,288 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,249,890.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $176,590,662, which is 14.0% of total net assets.

(e) Represents collateral held in connection with securities lending.

144A: Securities exempt from registration under Rule 144A of The Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in portfolio, at value (cost $1,099,151,275) — including $176,590,662 of securities loaned	$ 1,247,798,296
Investments in Scudder Daily Assets Fund Institutional* (cost $185,705,955)	185,705,955
Investments in Scudder Cash Management QP Trust (cost $10,942,224)	10,942,224
Total investments in portfolio, at value (cost $1,295,799,454)	1,444,446,475
Foreign currency, at value (cost $6,154,759)	6,178,151
Receivable for investments sold	27,546,985
Receivable for Fund shares sold	1,369,027
Receivable for securities lending income	145,624
Dividends receivable	11,759,279
Interest receivable	47,079
Foreign taxes recoverable	828,484
Other assets	69,805
Total assets	$ 1,492,390,909
Liabilities
Payable upon return of securities loaned	185,705,955
Payable for investments purchased	42,875,397
Payable for Fund shares redeemed	685,669
Accrued investment advisory fee	726,307
Other accrued expenses and payables	539,554
Total liabilities	230,532,882
Net assets, at value	$ 1,261,858,027
Net Assets
Net assets consist of: Undistributed net investment income	4,641,754
Net unrealized appreciation (depreciation) on: Investments	148,647,021
Foreign currency related transactions	9,792
Accumulated net realized gain (loss)	7,005,123
Paid-in capital	1,101,554,337
Net assets, at value	$ 1,261,858,027

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($766,380,258 ÷ 70,742,971 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.83
Maximum offering price per share (100 ÷ 94.25 of $10.83)	$ 11.49

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,463,888 ÷ 796,883 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 10.62

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,389,943 ÷ 1,449,468 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 10.62
Investment Class Net Asset Value, offering and redemption price(a) per share ($36,571,969 ÷ 1,942,591 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 18.83

Class R

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,260,658 ÷ 65,887 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 19.13
Institutional Class Net Asset Value, offering and redemption price(a) per share ($98,736,611 ÷ 5,173,695 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 19.08
Premier Class Net Asset Value, offering and redemption price(a) per share ($334,850,013 ÷ 17,639,936 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 18.98
Class S Net Asset Value, offering and redemption price(a) per share ($204,687 ÷ 10,728 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 19.08

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,226,238)	$ 18,434,912
Interest	28,037
Interest — Scudder Cash Management QP Trust	151,384
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	365,960
Total Income	18,980,293
Expenses: Management fee	3,951,033
Administrative fee	1,608,863
Distribution and shareholder servicing fees	951,089
Custody fees	240,833
Legal	20,946
Auditing	32,232
Trustees' fees and expenses	17,708
Reports to shareholders	35,208
Registration fees	57,257
Other	20,508
Total expenses, before expense reductions	6,935,677
Expense reductions	(217,349)
Total expenses, after expense reductions	6,718,328
Net investment income (loss)	12,261,965
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	47,637,522
Foreign currency related transactions	(619,665)
47,017,857
Net unrealized appreciation (depreciation) during the year on: Investments	5,030,727
Foreign currency related transactions	(74,999)
4,955,728
Net gain (loss) on investment transactions	51,973,585
Net increase (decrease) in net assets resulting from operations	$ 64,235,550

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 12,261,965	$ 6,954,276
Net realized gain (loss) on investment transactions	47,017,857	73,308,713
Net unrealized appreciation (depreciation) during the period on investment transactions	4,955,728	29,374,613
Net increase (decrease) in net assets resulting from operations	64,235,550	109,637,602
Distributions to shareholders from: Net investment income: Class A	(5,782,146)	(4,526,177)
Class B	(26,259)	(19,287)
Class C	(46,082)	(31,534)
Investment Class	(534,492)	(505,026)
Class R	(6,151)	(218)
Institutional Class	(1,421,348)	(1,442,459)
Premier Class	(5,145,128)	(3,818,621)
Fund share transactions: Proceeds from shares sold	319,059,333	259,597,134
Reinvestment of distributions	12,597,032	10,089,991
Cost of shares redeemed	(89,538,293)	(155,224,036)
Redemption fees	5,934	13,531
Net increase (decrease) in net assets from Fund share transactions	242,124,006	114,476,620
Increase (decrease) in net assets	293,397,950	213,770,900
Net assets at beginning of year	968,460,077	754,689,177
Net assets at end of period (including undistributed net investment income of $4,641,754 and $5,341,395, respectively)	$ 1,261,858,027	$ 968,460,077

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 9.08	$ 7.56	$ 8.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.12[c,e]	.06[c]	.09[c]	.03[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.62	1.18	1.45	(.66)	(1.80)
Total from investment operations	.74	1.24	1.54	(.63)	(1.81)
Less distributions from: Net investment income	(.12)	(.11)	(.02)	—	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.83	$ 10.21	$ 9.08	$ 7.56	$ 8.19
Total Return (%)[d]	7.31**	13.77	20.42	(7.69)	(18.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	766	484	360.8		.5
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.32*	1.36	1.33	1.42	1.41*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.32*	1.36	1.33	1.41	1.40*
Ratio of net investment income (loss) (%)	1.02[f]	.62	1.12	.34	(.15)*
Portfolio turnover rate (%)	117*	138	160	178	220

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[f] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 8.87	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.06[c,e]	(.01)[c]	.03[c]	(.02)[c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.63	1.15	1.42	(.67)	(1.87)
Total from investment operations	.69	1.14	1.45	(.69)	(1.89)
Less distributions from: Net investment income	(.04)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.62	$ 9.97	$ 8.87	$ 7.42	$ 8.11
Total Return (%)[d]	6.86**	12.87	19.54	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	3.3		.08
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.07*	2.11	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.07*	2.11	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.64[f]	(.13)	.37	(.25)	(.43)*
Portfolio turnover rate (%)	117*	138	160	178	220

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[f] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 8.86	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.06[c,e]	(.01)[c]	.03[c]	(.09)[c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.63	1.16	1.41	(.60)	(1.87)
Total from investment operations	.69	1.15	1.44	(.69)	(1.89)
Less distributions from: Net investment income	(.04)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.62	$ 9.97	$ 8.86	$ 7.42	$ 8.11
Total Return (%)[d]	6.86**	13.00	19.41	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	13	5.6		.1
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.07*	2.11	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.07*	2.11	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.64[f]	(.13)	.37	(1.13)	(.53)*
Portfolio turnover rate (%)	117*	138	160	178	220

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[f] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
Years Ended October 31,	2005[a]	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.73	$ 15.77	$ 13.14	$ 14.24	$ 21.31
Income (loss) from investment operations:
Net investment income (loss)	.15[b,c]	.11[b]	.16[b]	.06[b]	—***
Net realized and unrealized gain (loss) on investment transactions	1.16	2.05	2.50	(1.16)	(5.08)
Total from investment operations	1.31	2.16	2.66	(1.10)	(5.08)
Less distributions from: Net investment income	(.21)	(.20)	(.03)	—	—
Net realized gains on investment transactions	—	—	—	—	(1.99)
Total distributions	(.21)	(.20)	(.03)	—	(1.99)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$18.83	$ 17.73	$ 15.77	$ 13.14	$ 14.24
Total Return (%)	7.28**	13.75	20.41	(7.72)	(25.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	48	40	13	10
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.31*	1.35	1.35	1.42	1.41
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.31*	1.35	1.33	1.42	1.41
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.31*	1.35	1.33	1.41	1.40
Ratio of net investment income (loss) (%)	1.02[d]	.63	1.12	.43	.12
Portfolio turnover rate (%)	117*	138	160	178	220

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[d] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended October 31,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.00	$ 16.01	$ 13.71
Income (loss) from investment operations: Net investment income (loss)[c]	.22[d]	.07	.04
Net realized and unrealized gain (loss) on investment transactions	1.07	2.08	2.26
Total from investment operations	1.29	2.15	2.30
Less distributions from: Net investment income	(.16)	(.16)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 19.13	$ 18.00	$ 16.01
Total Return (%)	7.20**	13.47	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.2	.4	.1
Ratio of expenses (%)	1.57*	1.61	1.58*
Ratio of net investment income (loss) (%)	.89[e]	.37	.89*
Portfolio turnover rate (%)	117*	138	160

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[e] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 18.00	$ 16.02	$ 13.35	$ 14.45	$ 21.50	$ 18.10
Income (loss) from investment operations:
Net investment income (loss)	.20[b,d]	.15[b]	.19[b]	.12[b]	.08	(.85)
Net realized and unrealized gain (loss) on investment transactions	1.14	2.07	2.55	(1.21)	(5.14)	4.57
Total from investment operations	1.34	2.22	2.74	(1.09)	(5.06)	3.72
Less distributions from: Net investment income	(.26)	(.24)	(.07)	(.01)	—	(.04)
Net realized gains on investment transactions	—	—	—	—	(1.99)	(.28)
Total distributions	(.26)	(.24)	(.07)	(.01)	(1.99)	(.32)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 19.08	$ 18.00	$ 16.02	$ 13.35	$ 14.45	$ 21.50
Total Return (%)	7.47**	13.97	20.61[c]	(7.55)	(25.57)	20.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	96	94	69	66	55
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.07*	1.10	1.08	1.17	1.16	.96
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.07*	1.10	1.08	1.16	1.15	.96
Ratio of net investment income (loss) (%)	1.14[e]	.88	1.37	.80	.36	(.16)
Portfolio turnover rate (%)	1.17*	138	160	178	220	233

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[e] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Premier Class
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.92	$ 15.92	$ 13.28	$ 14.37	$ 21.48	$ 27.67
Income (loss) from investment operations:
Net investment income (loss)	.21[c,e]	.18[c]	.22[c]	.15[c]	.08	.07
Net realized and unrealized gain (loss) on investment transactions	1.15	2.06	2.53	(1.19)	(5.08)	(6.26)
Total from investment operations	1.36	2.24	2.75	(1.04)	(5.00)	(6.19)
Less distributions from: Net investment income	(.30)	(.24)	(.11)	(.05)	(.12)	—
Net realized gains on investment transactions	—	—	—	—	(1.99)	—
Total distributions	(.30)	(.24)	(.11)	(.05)	(2.11)	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 18.98	$ 17.92	$ 15.92	$ 13.28	$ 14.37	$ 21.48
Total Return (%)[d]	7.57**	14.25	20.84	(7.31)	(25.44)	(22.37)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	335	319	251	148	159	214
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.02*	1.05	1.08	1.18	1.16	1.15*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.90*	.90	.90	.91	.91	.90*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.90*	.90	.90	.90	.90	.90*
Ratio of net investment income (loss) (%)	1.22[f]	1.08	1.55	1.04	.52	.56*
Portfolio turnover rate (%)	117*	138	160	178	220	233

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from February 29, 2000 (commencement of operations of Premier Class shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[f] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.09
Income (loss) from investment operations: Net investment income (loss)	.13[b]
Net realized and unrealized gain (loss) on investment transactions	(1.14)
Total from investment operations	(1.01)
Redemption fees	.00***
Net asset value, end of period	$ 19.08
Total Return (%)	(5.03)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2
Ratio of expenses before expense reductions (%)	1.33*
Ratio of expenses after expense reductions (%)	1.27*
Ratio of net investment income (loss) (%)	1.85[d]
Portfolio turnover rate (%)	117*

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to April 30, 2005 (Unaudited).

[b] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio for the period ending April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder International Select Equity Fund (the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On February 28, 2005, the Fund commenced offering Class S shares, which are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $34,857,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010, (the expiration date), whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class A, Investment Class and Institutional Class shareholders for less than sixty days was assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $888,137,627 and $657,629,929, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund and Deutsche Asset Management, Inc. ("DeAM, Inc."), also an indirect wholly owned subsidiary of Deutsche Bank AG, is the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. For the Fund, DeAMIS, Inc. determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fees payable under the Investment Advisory Agreement is equal to an annualized rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrator. DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.30% of the average daily net assets of Class A, B, C, Investment Class, Class R and Institutional Class shares, 0.25% of the average daily net assets of Premier Class shares and 0.55% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the six months ended April 30, 2005, the Administrator Service Fees were as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 934,015	$ —	$ 183,466
Class B	12,261	—	1,963
Class C	22,037	—	3,717
Investment Class	69,174	—	8,815
Class R	1,316	—	862
Institutional Class	147,654	—	23,616
Premier Class	422,337	209,082	—
Class S	69	7	51
	$ 1,608,863	209,089	$ 222,490

For the six months ended April 30, 2005, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class at 1.50%, 2.25%, 2.25%, 1.50%, 1.75%, 1.25%, 0.90% and 1.28% for Class A, B, C, Investment Class, Class R, Institutional Class, Premier Class and Class S shares, respectively.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and Class R shares of the Fund and 0.75% of the average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B, C and R shares. For the six months ended April 30, 2005, the Distribution Fees were as follows:

	Total Aggregated	Unpaid at April 30, 2005
Class A	$ 778,345	$ 155,545
Class B	30,652	5,083
Class C	55,093	9,603
Class R	1,097	253
	$ 865,187	$ 170,484

In addition, SDI, or an affiliate, provides information and administrative services ("Shareholder Servicing Fee") to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI, or an affiliate, in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Shareholder Servicing Fees were as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class B	10,216	2,258.25%
Class C	18,364	4,921.25%
Investment Class	56,225	34,194.24%
Class R	1,097	470.25%
	$ 85,902	$ 41,843

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $10,332.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $8,012 and $853, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2005, SDI received $0.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from the Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $117 and $418, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $8,260, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	24,246,714	$ 270,219,807	12,744,935	$ 124,446,924
Class B	150,196	1,626,481	512,923	4,946,042
Class C	322,978	3,494,094	874,329	8,351,312
Investment Class	397,686	7,648,847	1,103,103	19,023,948
Class R	47,630	925,562	26,374	464,391
Institutional Class	1,490,083	29,051,687	2,874,244	49,681,832
Premier Class	304,036	5,883,168	3,076,768	52,682,685
Class S	10,728	209,687	—	—
		$ 319,059,333		$ 259,597,134
Shares issued to shareholders in reinvestment of distributions
Class A	511,196	$ 5,730,510	471,122	$ 4,508,638
Class B	2,128	23,458	1,908	17,957
Class C	3,413	37,575	2,789	26,244
Investment Class	25,600	498,681	29,196	485,822
Class R	311	6,150	13	218
Institutional Class	58,567	1,155,530	73,145	1,232,491
Premier Class	262,239	5,145,128	227,977	3,818,621
		$ 12,597,032		$ 10,089,991
Shares redeemed
Class A	(1,434,312)	$ (15,891,135)	(5,483,381)	$ (52,659,681)
Class B	(99,973)	(1,083,819)	(152,532)	(1,478,935)
Class C	(150,725)	(1,627,758)	(146,438)	(1,422,865)
Investment Class	(1,193,601)	(22,954,946)	(982,373)	(16,807,899)
Class R	(3,808)	(75,143)	(5,362)	(93,444)
Institutional Class	(1,729,221)	(33,666,709)	(3,488,769)	(60,931,046)
Premier Class	(751,527)	(14,238,783)	(1,266,669)	(21,830,166)
		$ (89,538,293)		$ (155,224,036)
Redemption fees		$ 5,934		$ 13,531
Net increase (decrease)
Class A	23,323,598	$ 260,064,515	7,732,676	$ 76,299,122
Class B	52,351	566,120	362,299	3,485,064
Class C	175,666	1,903,911	730,680	6,954,691
Investment Class	(770,315)	(14,806,943)	149,926	2,703,887
Class R	44,133	856,569	21,025	371,165
Institutional Class	(180,571)	(3,459,366)	(541,380)	(10,008,449)
Premier Class	(185,252)	(3,210,487)	2,038,076	34,671,140
Class S	10,728	209,687	—	—
		$ 242,124,006		$ 114,476,620

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, Investment, Institutional and Premier

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class A	Nasdaq Symbol	DBISX
	CUSIP Number	81116P 402
	Fund Number	499
Class B	Nasdaq Symbol	DBIBX
	CUSIP Number	81116P 501
	Fund Number	699
Class C	Nasdaq Symbol	DBICX
	CUSIP Number	81116P 600
	Fund Number	799
Class R	Nasdaq Symbol	DBITX
	CUSIP Number	81116P-576
	Fund Number	1501
Class S	Nasdaq Symbol	DBIVX
	CUSIP Number	81116P 451
	Fund Number	399
Institutional Class	Nasdaq Symbol	MGINX
	CUSIP Number	81116P 105
	Fund Number	559
Investment Class	Nasdaq Symbol	MGIVX
	CUSIP Number	81116P 204
	Fund Number	899
Premier Class	Nasdaq Symbol	MGIPX
	CUSIP Number	81116P 303
	Fund Number	599
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Select Equity Fund,
                                    a series of Scudder MG Investments Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder International Select Equity Fund,
                                    a series of Scudder MG Investments Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005